UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 14, 2017

Concurrent Computer Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37706	04-2735766
(State or Other	(Commission	(IRS Employer
Jurisdiction of Incorporation)	File Number)	Identification Number)

4375 River Green Parkway, Suite 100, Duluth, Georgia	30096
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (678) 258-4000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Directors

Effective as of July 14, 2017, each of Steve G. Nussrallah, Charles Blackmon and Larry Enterline (the “Resigning Directors”) tendered his resignation from the Board and all Board committees thereof. The resignations of Messrs. Nussrallah, Blackmon and Enterline did not involve any disagreement with the Board, the Company or its management on any matter relating to the Company’s operations, policies or practices. In connection with the Resigning Directors’ release of any claims against the Company, the Company agreed to accelerate the vesting of 5,400 shares of restricted stock held by each of the Resigning Directors, and to make a one-time payment to each of the Resigning Directors of $52,000, which amount includes unpaid meeting fees through the date of resignation.

Item 8.01.    Other Events.

Chairmanships

On July 14, 2017, the Board appointed Wayne Barr, Jr. to fill the position of Chairman of the Board left vacant by the resignation of Mr. Nussrallah, effective immediately, and to serve as such until his resignation or removal. In addition, the Board appointed Mr. Barr as chairman of the Audit Committee. The Board also appointed Robert M. Pons as the chairman of the Compensation Committee and appointed Dilip Singh as chairman of the Nominating Committee, filling positions left vacant by the resignation of Messrs. Blackmon, Enterline and Nussrallah, respectively.

Director Compensation

The Board also amended the Company’s director compensation policy as set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on September 13, 2016 to (i) reduce the additional annual retainer that the Chairman of the Board receives to $5,000 instead of $25,000 and (ii) reduce the additional annual retainer that the Chairmen of the Audit, Compensation or Nominating Committee receive to $2,500 annually, from $7,500 previously.

Reduction in Board Size

Furthermore, the Board (i) approved a reduction in the size of the Board from seven (7) to four (4) members to eliminate the seats of each of the Resigning Directors and (ii) dissolved the Executive Committee, each action effective immediately.

Following these actions, the Company’s Board and Committee composition is as follows:

Director	Audit	Compensation	Nominating
Derek Elder	—	—	—
Wayne Barr, Jr. (Chairman of the Board)	Chair	X	X
Robert M. Pons	X	Chair	X
Dilip Singh	X	X	Chair

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCURRENT COMPUTER CORPORATION

Dated: July 14, 2017	By:	/s/ Derek J. Elder
Derek J. Elder
President and Chief Executive Officer